UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2011

FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Huntington Avenue
Boston, MA 02199
(Address of principal executive offices, including zip code)

(617) 292-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On June 27, 2011, the Federal Home Loan Bank of Boston (the Bank) provided its members with a notice of discontinuance (the Notice of Discontinuance) of the use of the Bank’s excess stock pool (the Excess Stock Pool) to be effective on June 28, 2011, designating December 28, 2011, as the “Required Stock Purchase Date.” Pursuant to the Bank’s capital plan (the Capital Plan), during the period between providing the Notice of Discontinuance and the Required Stock Purchase Date, no additional shares of Class B Stock from the Excess Stock Pool shall be allocated in support of members’ activity-based stock investment requirements. Each member satisfying the stock investment requirement associated with any eligible advances using the Excess Stock Pool shall be required to satisfy its total stock investment requirement by purchasing the required stock no later than the Required Stock Purchase Date. Alternatively, a member may achieve compliance with its total stock investment requirement by sufficiently reducing its volume of activity-based assets prior to the Required Stock Purchase Date. On the Required Stock Purchase Date, the Bank may use any funds available in a member’s central clearing deposit account with the Bank to satisfy such member’s total stock investment requirement, and, to the extent such funds are insufficient to satisfy such member’s total stock investment requirement, the member shall have been deemed to have drawn an advance from the Bank in the amount of the member’s shortfall, such advance subject in all respects to the terms, conditions and requirements for advances in the member’s agreement for advances with the Bank with a maturity for such deemed advance of one day. The proceeds of such advance shall be applied to purchase Class B Stock in satisfaction of the member’s total stock investment requirement.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 to this Form 8-K is a copy of the Notice of Discontinuance. The information being furnished pursuant to Item 7.01 on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number

99.1 Notice of Discontinuance

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Boston

Date: June 27, 2011	By:	/s/Frank Nitkiewicz
Frank Nitkiewicz Executive Vice President/Chief Financial Officer

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